Exhibit 99.7

SCHEDULE OF ASSUMED AND ASSIGNED EXECUTORY CONTRACTS

Dynegy Holdings, LLC Contracts

Contract Counterparty	Contract Name/Description	Cure Amount

AMEREN ILLINOIS COMPANY D/B/A AMEREN ILLINOIS 1901 CHOUTEAU AVE., MC-1301 ST. LOUIS, MO 63101	CONFIRMATION AGREEMENT	$0.00

CITIGROUP ENERGY INC. 2800 POST OAK BLVD., SUITE 500 HOUSTON, TX 77056	2002 ISDA MASTER AGREEMENT (2008)	$0.00

HESS CORPORATION 1 HESS PLAZA WOODBRIDGE, NJ 7095	1992 ISDA MASTER AGREEMENT (2001)	$0.00

Dynegy Inc. Contracts

Contract Counterparty	Contract Name/Description	Cure Amount

A2 RECRUITING 5015 ADDISON CIRCLE, SUITE 250 ADDISON, TX 75001	SERVICE AGREEMENT	$0.00

ACADIAN GLOBAL EQUITY FUND C/O ACADIAN ASSET MANAGEMENT, INC. ONE POST OFFICE SQUARE BOSTON, MA 02109	INVESTOR AGREEMENT	$0.00

ACE AMERICAN INSURANCE COMPANY 1437 S BOULDER AVENUE, # 200 TULSA, OK 74119-3609	INSURANCE AGREEMENT POLICY NO.- DOX G23648702 002 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

ACE AMERICAN INSURANCE COMPANY 1437 S BOULDER AVENUE, # 200 TULSA, OK 74119-3609	INSURANCE AGREEMENT POLICY NO.- DOX G23665190 001 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

ACE AMERICAN INSURANCE COMPANY 1437 S BOULDER AVENUE, # 200 TULSA, OK 74119-3609	INSURANCE AGREEMENT POLICY NO.- PHFD37260368 POLICY COVERAGE PERIOD: 07/06/12 - 07/06/13	$0.00

ACE BERMUDA INTERNATIONAL INSURANCE ATTN: CHARLEEN PIGGOT 5 GEORGE’S DOCK, IFSC DUBLIN 1 REPUBLIC OF IRELAND	INSURANCE AGREEMENT POLICY NO.- PP1103782 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

ACE GLOBAL MARKETS SYNDICATE AGM 2488 100 LEADENHALL STREET LONDON, EC3A 3BP UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103782/PP0802980 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

AEGIS INSURANCE SERVICES, INC. ATTN: VENETIA BLANCHETTE LIBERTY MUTUAL MANAGEMENT (BERMUDA) LTD. MAXWELL ROBERTS BUILDING, 4TH FLOOR ONE CHURCH STREET, P.O. BOX HM2455 HAMILTON, HM JX BERMUDA	INSURANCE AGREEMENT POLICY NO.- XP5110501P POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

AEGIS POWER AND UTILITY CONSORTIUM SYNDICATE 9690 33 GRACECHURCH STREET LONDON, EC3V 0BT UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP0801793/PP0802980 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

AKIN GUMP STRAUSS HAUER & FELD LLP ATTN: MICHAEL E. DILLARD 1111 LOUISIANA ST., 44TH FLOOR HOUSTON, TX 77002	ENGAGEMENT AGREEMENT	$0.00

ALLIANZ GLOBAL RISKS U.S. INSURANCE COMPANY ATTN: ANGELA SLATTERY 1900 WEST LOOP SOUTH, SUITE 1290 HOUSTON, TX 77027	INSURANCE AGREEMENT POLICY NO.- JLWM4042, JLWM4052, JLWM4058, JLWM4059, JLWM4056 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

ALLIED WORLD ASSURANCE COMPANY 225 FRANKLIN STREET BOSTON, MA 02110	INSURANCE AGREEMENT POLICY NO.- 0304-6641 POLICY COVERAGE PERIOD: 11/01/11 - 11/01/12	$0.00

ALLIED WORLD NATIONAL ASSURANCE CO 225 FRANKLIN STREET BOSTON, MA 02110	INSURANCE AGREEMENT POLICY NO.- 0304-6499 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

ALLIED WORLD NATIONAL ASSURANCE CO 225 FRANKLIN STREET BOSTON, MA 02110	INSURANCE AGREEMENT POLICY NO.- 0306-7440 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

ALVAREZ & MARSAL TAXAND, LLC ATTN: CAROLYN CAMPBELL SHANTZ, MANAGING DIRECTOR 700 LOUISIANA STREET, SUITE 900 HOUSTON, TX 77002	ENGAGEMENT AGREEMENT	$25,835.00

AMERICAN HEALTHWAYS SERVICES, INC. ATTN: PRESIDENT AND CEO 701 COOL SPRINGS BLVD. FRANKLIN, TN 37067	INSURANCE AGREEMENT AND RELATED AMENDMENTS	$0.00

ARCH INSURANCE COMPANY 3100 BROADWAY, SUITE 511 KANSAS CITY, MO 64111	INSURANCE AGREEMENT POLICY NO.- DOX0044906-00 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

ARCH INSURANCE COMPANY (EUROPE) LTD 6TH FLOOR PLANTATION PLACE SOUTH, 60 GREAT TOWER STREET LONDON, EC3R 5AZ UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103818 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

ARCH REINSURANCE LTD. ATTN: ALAN MOONEY VICTORIA HALL, 4TH FLOOR, 11 VICTORIA STREET; PO BOX HM129 HAMILTON, HM 12 BERMUDA	INSURANCE AGREEMENT POLICY NO.- UFC0044678-01 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

ARGENTA SYNDICATE ARG 2121 FOUNTAIN HOUSE, 130 FENCHURCH STREET LONDON, EC3M 5DJ UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103772/PP0802980 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

ARGO INTERNATIONAL SYNDICATE AMA 1200 EXCHEQUER COURT, 33 ST. MARY AXE LONDON, EC3A 8AA UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103811 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

ARGO RE LTD. ATTN: DEIDRE LOHAN ARGO HOUSE; 110 PITTS BAY ROAD PEMBROKE, HM 08 BERMUDA	INSURANCE AGREEMENT POLICY NO.- SLSLXNR03017612 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

ARGUS MEDIA 4801 WOODWAY DRIVE, SUITE 270W HOUSTON, TX 77056	LICENSE AGREEMENT	$0.00

ARK SYNDICATE ARK 4020 5TH FLOOR, ST HELEN’S, 1 UNDERSHAFT LONDON, EC3A 8EE UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103777 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/14	$0.00

ASCOT SYNDICATE ASC 1414 PLANTATION PLACE, 30 FENCHURCH STREET LONDON, EC3M 3BD UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103782 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES ATTN: RONALD BERTRAND 1 MEADOWLANDS PLAZA EAST RUTHERFORD, NJ 07073	INSURANCE AGREEMENT POLICY NO.- XL51141001P POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LTD ATTN: GARY HAWK 1 MEADOWLANDS PLAZA EAST RUTHERFORD, NJ 07073	INSURANCE AGREEMENT POLICY NO.- JLWM4051, JLWM4053, JLWM4054, JLWM4057 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

AXIS INSURANCE COMPANY ADMINISTRATIVE OFFICE 11680 GREAT OAKS WAY, SUITE 500 ALPHARETTA, GA 30022	INSURANCE AGREEMENT POLICY NO.- MAN760950012011 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

AXIS INSURANCE COMPANY ADMINISTRATIVE OFFICE 11680 GREAT OAKS WAY, SUITE 500 ALPHARETTA, GA 30022	INSURANCE AGREEMENT POLICY NO.- MAN717560/01/2010 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

AXIS INSURANCE COMPANY ADMINISTRATIVE OFFICE 11680 GREAT OAKS WAY, SUITE 500 ALPHARETTA, GA 30022	INSURANCE AGREEMENT POLICY NO.- MAN713814012011 POLICY COVERAGE PERIOD: 11/01/11 - 11/01/12	$0.00

BAKER HOSTETLER LLP ATTN: DOUG D’ARCHE 1000 LOUISIANA ST., SUITE 2000 HOUSTON, TX 77002	ENGAGEMENT AGREEMENT	$0.00

BARCLAYS BANK PLC 745 SEVENTH AVENUE NEW YORK, NY 10019	CONFIDENTIALITY AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

BEAZLEY INSURANCE COMPANY, INC. 30 BATTERSON PARK ROAD FARMINGTON, CT 06032	INSURANCE AGREEMENT POLICY NO.- V11AEA110101 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

BEAZLEY INSURANCE COMPANY, INC. 30 BATTERSON PARK ROAD FARMINGTON, CT 06032	INSURANCE AGREEMENT POLICY NO.- W15L70100201 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

BEAZLEY INSURANCE COMPANY, INC. 30 BATTERSON PARK ROAD FARMINGTON, CT 06032	INSURANCE AGREEMENT POLICY NO.- V11AE6110101 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

BECK REDDEN & SECREST, L.L.P. ATTN: DAVID W. JONES 1221 MCKINNEY, SUITE 4500 HOUSTON, TX 77010	ENGAGEMENT AGREEMENT	$0.00

BEL-O SALES AND SERVICE, INC. 5909 COOL SPORTS RD BELLEVILLE, IL 62223	SERVICE AGREEMENT	$0.00

BERKLEY INSURANCE COMPANY 30 BATTERSON PARK ROAD FARMINGTON, CT 06032	INSURANCE AGREEMENT POLICY NO.- 11061708 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

BLUE CROSS AND BLUE SHIELD OF ILLINOIS ATTN: JENNIFER FRASER 300 EAST RANDOLPH CHICAGO, IL 60601	SERVICE AGREEMENT EMPLOYER GROUP NUMBERS P93000, 093009, P93001, 093011, 093012, P93002 AND 093017	$0.00

BOSE MCKINNEY & EVANS LLP THOMAS ATHERTON 2700 FIRST INDIANA PLAZA 135 NORTH PENNSYLVANIA INDIANAPOLIS, IN 46204	ENGAGEMENT AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

BRIDGEWAY SOFTWARE, INC. 6575 WEST LOOP SOUTH, 3RD FLOOR BELLAIRE, TX. 77401	SERVICE AGREEMENT	$0.00

BRIT INSURANCE SYNDICATE BRT 2987 55 BISHOPSGATE LONDON, EC2N 3AS UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103770/PP0802980 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

BROADGATE SYNDICATE BGT 1301 THE LLOYD’S BUILDING, GALLERY 4, 12 LEADENHALL STREET LONDON, EC3V 1LP UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103782 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

BUCK CONSULTANTS, LLC 1 PENNSYLVANIA PLAZA, # 29 NEW YORK, NY 10119	MASTER SERVICES AGREEMENT	$0.00

BUSINESS WIRE 40 EAST 52ND STREET 14TH FLOOR NEW YORK, NY 10022	SERVICE AGREEMENT	$0.00

BW GAS LPG HOLDING LTD. C/O BW MARITIME PTE LTD. 10 PASIR PANJANG ROAD #18-01 MAPLETREE BUSINESS CITY SINGAPORE, 117438	TIME CHARTER AGREEMENT TIME CHARTER PARTY FOR NEWBUILDING TBN KAWASAKI HULL NO 1511	$0.00

BW GAS LPG HOLDING LTD. C/O BW MARITIME PTE LTD. 10 PASIR PANJANG ROAD #18-01 MAPLETREE BUSINESS CITY SINGAPORE, 117438	TIME CHARTER AGREEMENT TIME CHARTER PARTY FOR NEWBUILDING TBN KAWASAKI HULL NO 1510	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

CANNON PACIFIC 285 PAWNEE ST, # A SAN MARCOS, CA 92078	SERVICE AGREEMENT	$0.00

CATLIN SYNDICATE SJC 2003 3 MINSTER COURT, MINCING LANE LONDON, EC3R 8DD UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP0802980 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

CHARTIS EXCESS LIMITED ATTN: VENETIA BLANCHETTE 29 RICHMOND ROAD HAMILTON, HM 08 BERMUDA	INSURANCE AGREEMENT POLICY NO.- 25413444 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

CHARTIS PROPERTY & CASUALTY COMPANY ATTN: SUSAN BISHOP 2929 ALLEN PARKWAY, SUITE 1300 HOUSTON, TX 77019	INSURANCE AGREEMENT POLICY NO.- JLWM4041 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

CHUBB CUSTOM INSURANCE COMPANY ATTN: JUSTIN TACL 919 CONGRESS AVE., SUITE 1315 AUSTIN, TX 78701	INSURANCE AGREEMENT POLICY NO.- 37310691 POLICY COVERAGE PERIOD: 05/04/12 - 05/04/13	$0.00

CONSTITUTIONAL STATES SERVICES, LLC ONE TOWER SQUARE, 8CR HARFORD, CT 06183	WORKER’S COMPENSATION CLAIMS PROCESSING AGREEMENT POLICY COVERAGE PERIOD: 6/1/2012 — 6/1/2013	$0.00

CONTINENTAL CASUALTY COMPANY ONE TOWER SQUARE HARTFORD, CT 06183	INSURANCE AGREEMENT POLICY NO.- 425398570 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

COPYRIGHT CLEARANCE CENTER 222 ROSEWOOD DRIVE DANVERS, MA 01923	COPYRIGHT LICENSE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH ATTN: NUPUR KUMAR, VICE PRESIDENT ELEVEN MADISON AVENUE NEW YORK, NY 10010	LETTER OF CREDIT REIMBURSEMENT AND COLLATERAL AGREEMENT	$0.00

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH ATTN: AGENCY GROUP-LARCY NAVAL, VICE PRESIDENT ELEVEN MADISON AVENUE NEW YORK, NY 10010	CONTROL AGREEMENT	$0.00

CREDIT SUISSE SECURITIES (USA) LLC 11 MADISON AVENUE NEW YORK, NY 10010	CONFIDENTIALITY AGREEMENT	$0.00

CROWN RELOCATIONS 5252 ARGOSY DRIVE HUNTINGTON BEACH, CA 92649	SERVICE AGREEMENT	$0.00

CUMMINGS WAGNER CO., INC. ATTN: MARK D. SHAUGHNESS 10901 PUMP HOUSE RD ANNAPOLIS JUNCTION, MD 20701	MASTER PRODUCTS AGREEMENT	$0.00

CUSHMAN & WAKEFIELD OF TEXAS, INC. ATTN: JAMES P. BAILEY, JR. 1330 POST OAK BLVD., SUITE 2700 HOUSTON, TX 77056	EXCLUSIVE RIGHT TO SUBLEASE CONTRACT	$0.00

DALEY MOHAN GROBLE, P.C. ATTN: SEAN SULLIVAN 150 NORTH WACKER DRIVE, SUITE 1550 CHICAGO, IL 60606	ENGAGEMENT AGREEMENT	$0.00

DATASPLICE 414 EAST OAK STREET FORT COLLINS, CO 80524	SOFTWARE LICENSE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

DAVID CHANEY, CPA 807 WEST 9TH STREET HOUSTON, TX 77007	ENGAGEMENT AGREEMENT	$0.00

DELTA DENTAL 700 PARKER SQUARE, SUITE 150 FLOWER MOUND, TX 75028	DENTAL SERVICES AGREEMENT	$0.00

DILIGENT BOARD MEMBER SERVICES INC. ATTN: GENERAL COUNSEL 39 WEST 37TH STREET, 8TH FLOOR NEW YORK, NY 10018	SERVICE AGREEMENT	$0.00

DYNEGY ADMINISTRATIVE SERVICES COMPANY 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	ENERGY MANAGEMENT SERVICES AGREEMENT	$0.00

DYNEGY COAL HOLDCO, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	SERVICE AGREEMENT	$0.00

DYNEGY COAL HOLDCO, LLC; DYNEGY COAL INVESTMENTS HOLDINGS, LLC; DYNEGY MIDWEST GENERATION, LLC; DYNEGY GASCO HOLDINGS, LLC; DYNEGY GAS HOLDCO, LLC; DYNEGY GAS INVESTMENTS HOLDINGS, LLC; and DYNEGY POWER, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	TAX SHARING AGREEMENT	$0.00

DYNEGY COAL HOLDCO, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	TRADEMARK LICENSE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

DYNEGY COAL INVESTMENTS HOLDINGS, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	SERVICE AGREEMENT	$0.00

DYNEGY COAL INVESTMENTS HOLDINGS, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	TRADEMARK LICENSE AGREEMENT	$0.00

DYNEGY GAS HOLDCO, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	TRADEMARK LICENSE AGREEMENT	$0.00

DYNEGY GAS HOLDCO, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	SERVICE AGREEMENT	$0.00

DYNEGY GAS INVESTMENTS HOLDINGS, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	TRADEMARK LICENSE AGREEMENT	$0.00

DYNEGY GAS INVESTMENTS HOLDINGS, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	SERVICE AGREEMENT	$0.00

DYNEGY GAS INVESTMENTS, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	SERVICE AGREEMENT	$0.00

DYNEGY GAS INVESTMENTS, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	TRADEMARK LICENSE AGREEMENT	$0.00

DYNEGY MARKETING AND TRADE, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	ENERGY MANAGEMENT SERVICES AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

DYNEGY MIDWEST GENERATION, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	TRADEMARK LICENSE AGREEMENT	$0.00

DYNEGY NORTHEAST GENERATION, INC. 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	SERVICE AGREEMENT	$0.00

DYNEGY OPERATING COMPANY 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	ENERGY MANAGEMENT SERVICES AGREEMENT	$0.00

DYNEGY POWER MARKETING, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	ENERGY MANAGEMENT SERVICES AGREEMENT	$0.00

DYNEGY POWER, LLC 601 TRAVIS, SUITE 1400 HOUSTON, TX 77002	TRADEMARK LICENSE AGREEMENT	$0.00

E*TRADE FINANCIAL COPRORATE SERVICES, INC. 4005 WINDWARD PLAZA DRIVE ALPHARETTA, GA 30005	EQUITY EDGE ONLINE AND EMPLOYEE STOCK PLAN SERVICES AGREEMENT	$0.00

ELIZABETH A. PARRELLA 175 LINDBERG STREET MANHASSET, NY 11030-1933	INDEPENDENT CONTRACTOR AGREEMENT	$0.00

ELLISON, SCHNEIDER & HARRIS L.L.P. ATTN: CHRISTOPHER T. ELLISON 2600 CAPITOL AVENUE, SUITE 400 SACRAMENTO, CA 95816-5905	ENGAGEMENT AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

ENERGY INSURANCE MUTUAL ATTN: SANDRA IMBRIANI 3000 BAYPORT DRIVE, SUITE 550 TAMPA, FL 33607-8412	INSURANCE AGREEMENT POLICY NO.- 25214612GL POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

ENI 1040 VESTAL PARKWAY EAST NESTAL, NY 13850	SERVICE AGREEMENT	$0.00

FARADAY SYNDICATE FDY 435 5TH FLOOR, CORN EXCHANGE, 55 MARK LANE LONDON, EC3R 7NE UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103849/ PP0802983 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

FEDERAL INSURANCE COMPANY CHUBB GROUP OF INSURANCE COMPANIES 15 MOUNTAIN VIEW ROAD WARREN, NJ 07059	INSURANCE AGREEMENT POLICY NO.- 8211-7708 POLICY COVERAGE PERIOD: 11/01/11 - 11/01/12	$0.00

FEDERAL INSURANCE COMPANY CHUBB GROUP OF INSURANCE COMPANIES 15 MOUNTAIN VIEW ROAD WARREN, NJ 07059	INSURANCE AGREEMENT POLICY NO.- 8211-7766 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

FEDERAL INSURANCE COMPANY ATTN: MERRY ROGERS 6267 CARPINTERIA AVE., SUITE 101 CARPINTERIA, CA 93013	INSURANCE AGREEMENT POLICY NO.- 9958-8324-02 POLICY COVERAGE PERIOD: 04/01/12 - 04/01/13	$0.00

GENERAL SECURITY INDEMNITY COMPANY OF ARIZONA ATTN: WILLIAM MCBURNIE 199 WATER STREET, SUITE 2100 NEW YORK, NY 10036-3526	INSURANCE AGREEMENT POLICY NO.- 20120F1484781 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

GLOBAL ASSET PROTECTION SERVICES 100 CONSTITUTIONAL PLAZA, 12TH FLOOR HARTFORD, CT 06103	SERVICE AGREEMENT POLICY COVERAGE PERIOD: 03/01/2012 — 02/28/2013	$0.00

GOLDMAN, SACHS & CO. AND GOLDMAN SACHS LENDING PARTNERS LLC 200 WEST STREET NEW YORK, NY 10282	CONFIDENTIALITY AGREEMENT	$0.00

GOODIN, MACBRIDE SQUERI ATTN: BRIAN CRAGG 505 SANSOME STREET, SUITE 900 SAN FRANCISCO, CA 94111	ENGAGEMENT AGREEMENT	$0.00

GREAT AMERICAN INSURANCE COMPANY ATTN: HAYDELIS VALENTIN 1 BEAVER VALLEY ROAD, 2 WEST WILMINGTON, DE 19803	INSURANCE AGREEMENT POLICY NO.- SAA533937002 POLICY COVERAGE PERIOD: 11/01/11 - 11/01/12	$0.00

HARDY SYNDICATE HDU 382 1ST FLOOR, FITZWILLIAM HOUSE, 10 ST MARY AXE LONDON, EC3A 8NA UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103777 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

HCC SPECIALTY INSURANCE COMPANY ATTN: TOM PETTIT 8 FORREST PARK DRIVE FARMINGTON, CT 06034	INSURANCE AGREEMENT POLICY NO.- 14-SMG-11-A5408 POLICY COVERAGE PERIOD: 11/01/11 - 11/01/12	$0.00

HEPLERBROOM LLC 103 W. VANDALIA ST., SUITE 300 P.O. BOX 510 EDWARDSVILLE, IL 62025	ENGAGEMENT AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

HEWITT ENNISKNUPP ATTN: GENERAL COUNSEL 100 HALF DAY ROAD LINCONSHIRE, IL 60069	MASTER CONSULTING AGREEMENT	$0.00

HICKS THOMAS & LILIENSTERN, LLP ATTN: ALLEN H. RUSTAY 700 LOUISIANA ST., STE. 2000 HOUSTON, TX 77002	ENGAGEMENT AGREEMENT	$0.00

HISCOX SYNDICATE HIS 33 1 GREAT ST HELEN’S LONDON, EC3A 6HX UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP0802980 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

HOGAN & HARTSON, LLP ATTN: BRUCE OAKLEY 700 LOUISIANA ST., STE. 4300 HOUSTON, TX 77002	ENGAGEMENT AGREEMENT	$0.00

HOUSTON CASUALTY COMPANY ATTN: FRANK PEDICINI 641 LEXINGTON AVE., 14TH FLOOR NEW YORK, NY 10022	INSURANCE AGREEMENT POLICY NO.- JLWM4062, JLWM4063 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

HOUSTON SPECIALTY INSURANCE COMPANY ATTN: MARCELLA CAMPANA 800 GESSNER, SUITE 600 HOUSTON, TX 77024	INSURANCE AGREEMENT POLICY NO.- PP1103857 POLICY COVERAGE PERIOD: 09/14/11 - 09/14/12	$0.00

HRQ ATTN: SHELLY STEELE, TALENT ACQUISTION MANAGER 2500 CITYWEST BLVD., SUITE 300 HOUSTON, TX 77042	SERVICE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

HUFF WILKES & CAVALLARO, LLP ATTN: DAVID C. WILKES - PARTNER 200 WHITE PLAINS ROAD TARRYTOWN, NY 10591	ENGAGEMENT LETTER	$0.00

HUNTON & WILLIAMS 200 PARK AVE., #53 NEW YORK, NY 10166	LEGAL RESOURCES AGREEMENT	$0.00

HURON CONSULTING SERVICES, LLC 1120 6TH AVE., #8 NEW YORK, NY 10036	ENGAGEMENT AGREEMENT	$0.00

ILLINOIS GOVERNMENTAL CONSULTING GROUP, LLC ATTN: TED BRUNSVOLD 455 NORTH CITYFRONT PLAZA DRIVE, SUITE 1500 CHICAGO, IL 60611	ENGAGEMENT AGREEMENT	$0.00

ILLINOIS NATIONAL INSURANCE COMPANY D/B/A AMEREN ILLINOIS, ATTN: JIM BLESSING 1901 CHOUTEAU AVE, MC-1301 ST. LOUIS, MO 63101	INSURANCE AGREEMENT POLICY NO.- 01-950-51-27 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

ILLINOIS NATIONAL INSURANCE COMPANY D/B/A AMEREN ILLINOIS, ATTN: JIM BLESSING 1901 CHOUTEAU AVE, MC-1301 ST. LOUIS, MO 63101	INSURANCE AGREEMENT POLICY NO.- 01-941-46-56 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

INFRASSURE LTD. ATTN: DAVID BREEN UETLIBERGSTRASSE 134A, P.O. BOX 5089 ZURICH, CH-8045 SWITZERLAND	INSURANCE AGREEMENT POLICY NO.- PP1003071 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

INFRASSURE ATTN: DAVID BREEN UETLIBERGSTRASSE 134A P.O. BOX 5089 ZURICH, CH-8045 SWITZERLAND	ADDENDUM TO INSURANCE AGREEMENT	$0.00

INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS IBEW - LOCAL # 1245 ATTN: BUSINESS MANAGER/FINANCIAL SECRETARY 3063 ORANGE TREE CIRCLE VACAVILLE, CA 95687	LABOR AGREEMENT	$0.00

INTERRA CONSULTING 704 OSBORN AVE. LORAIN, OH 44052	SERVICE AGREEMENT	$0.00

INVENSYS SYSTEMS INC ATTN: GENE BRADFORD 2000 CROW CANYON PLACE, SUITE 170 SAN RAMON, CA 94583	SERVICE AGREEMENT	$0.00

JACKSON WALKER ATTN: PAUL E. VRANA 1401 MCKINNEY, SUITE 1900 HOUSTON, TX 77030	ENGAGEMENT AGREEMENT	$0.00

JOELE FRANK, WILKINSON BRIMMER KATCHER 622 THIRD AVENUE, 36TH FLOOR NEW YORK, NY 10017	ENGAGEMENT AGREEMENT	$0.00

JOHN L. WORTHAM & SON, L.P. ATTN: RUSSELL THOMAS, MANAGING DIRECTOR 2727 ALLEN PARKWAY HOUSTON, TX 77019	SERVICE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

KELLER & HECKMAN LLP ATTN: C. DOUGLAS JARRETT 1001 G. STREET N.W., STE. 500 WEST WASHINGTON, DC 20001	ENGAGEMENT AGREEMENT	$0.00

KILN PROPERTY & SPECIAL LINES SYNDICATE KLN 510 106 FENCHURCH STREET LONDON, EC3M 5NR UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103778 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

KING & SPALDING ATTN: NEIL LEVY 1700 PENNSYLVANIA AVE, NW., SUITE 200 WASHINGTON, DC 20006	ENGAGEMENT AGREEMENT	$0.00

LAW OFFICE OF PETER MICHAELS ATTN: PETER MICHAELS 6114 LA SALLE AVENUE, SUITE 445 OAKLAND, CA 94611-2802	ENGAGEMENT AGREEMENT	$0.00

LIBERTY MUTUAL INSURANCE COMPANY ATTN: LARRY KUNTZ 8350 N. CENTRAL EXPWY., SUITE 850 DALLAS, TX 75206	INSURANCE AGREEMENT POLICY NO.- JLWM4056 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

LLOYD & PARTNERS LTD. ONE AMERICA SQUARE LONDON, EC3N 2JL UNITED KINGDOM	SERVICE AGREEMENT	$0.00

LLOYD’S OF LONDON ONE LIME STREET LONDON, EC3M 7HA UNITED KINGDOM	INSURANCE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

LOCKE LORD BISSELL & LIDDELL ATTN: BILL SWANSTROM 600 TRAVIS HOUSTON, TX 77002	ENGAGEMENT AGREEMENT	$0.00

LOCKE LORD LLP ATTN: BILL SWANSTROM 2800 JPMORGAN CHASE TOWER 600 TRAVIS HOUSTON, TX 77002	ENGAGEMENT AGREEMENT	$0.00

MANAGING AGENT PARTNERS SYNDICATE MAP 2791 1ST FLOOR, 110 FENCHURCH STREET LONDON, EC3M 5JT UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103772 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

MCCONNELL & JONES LLP CERTIFIED PUBLIC ACCOUNTANT 3040 POST OAK BLVD., SUITE 1600 HOUSTON, TX 77056	ENGAGEMENT AGREEMENT	$0.00

MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC. 10375 RICHMOND AVE., SUITE 1700 HOUSTON, TX 77042	SERVICE AGREEMENT	$0.00

MEDCO HEALTH SOLUTIONS, INC. ATTN: THOMAS M. MORIARTY AND ANTHONY PALMISANO JR. 100 PARSONS POND DRIVE FRANKLIN LAKES, NJ 07417	PRESCRIPTION DRUG PROGRAM AGREEMENT	$0.00

MELLON INVESTOR SERVICES 85 CHALLENGER ROAD OVERPECK CENTRE RIDGEFIELD PARK, NJ 07660	SERVICE AGREEMENT 02/1/2010-01/31/2012, AUTOMATIC ONE YEAR RENEWALS	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

MELTWATER NEWS US INC. 50 FREMONT STREET, SUITE 200 SAN FRANCISCO, CA 91405	SERVICE AGREEMENT	$0.00

MENTER RUDIN & TRIVELPLIECE, P.C. ATTN: MITCHELL J. KATZ 308 MALTBIE STREET, SUITE 200 SYRACUSE, NY 13204	ENGAGEMENT AGREEMENT	$0.00

METLIFE REI ATTN: LOAN MANAGER TWO LINCOLN CENTER, SUITE 1310 5420 LBJ FREEWAY DALLAS, TX 75240	SUBORDINATION NONDISTURBANCE AND ATTORNMENT AGREEMENT	$0.00

MID-CONTINENT CASUALTY COMPANY P.O. BOX 1409 TULSA, OK 74101-1409	INSURANCE AGREEMENT POLICY NO.- 04-GL-000858124 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

MIDWEST INDEPENDENT TRANSMISSION SYSTEM OPERATOR, INC. ATTN: PETER KRAMP, ST. MANAGER STORAGE & NETWORK 701 CITY CENTER DRIVE CARMEL, IN 46032	PROCUREMENT AGREEMENT	$0.00

MILLENNIUM CONSORTIUM SYNDICATE 9128 7TH FLOOR, 2 MINSTER COURT, MINCING LANE LONDON, EC3R 7BB UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103855/ PP1103777 POLICY COVERAGE PERIOD: 09/14/11 -03/14/13	$0.00

MITCHELL WILLIAMS SELIG GATES & WOODYARD 425 WEST CAPITOL AVENUE LITTLE ROCK, AR 72201	SERVICE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

MONITOR LIABILITY MANAGERRS, LLC 325 EAST WATER STREET SYRACUSE, NY 13202	INSURANCE AGREEMENT POLICY NO.- 1984964 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

MUNICH RE - GREAT LAKES REINSURANCE (UK) PLC PLANTATION PLACE, 30 FENCHURCH STREET LONDON, EC3M 3AJ UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103776 / PP1103774 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/14	$0.00

MUNICH REINSURANCE AMERICA ATTN: LARRY FRANTZ 555 COLLEGE ROAD EAST PRINCETON, NJ 08543-5212	INSURANCE AGREEMENT POLICY NO.- JLWM4051 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

NATIONAL SPECIALTY INSURANCE COMPANY ATTN: MARCELLA CAMPANA 800 GESSNER, SUITE 600 HOUSTON, TX 77024	INSURANCE AGREEMENT POLICY NO.- IRH001068100 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

NAVIGANT CONSULTING INC. ATTN: MARK O’REAR 909 FANNIN STREET, SUITE 1900 HOUSTON, TX 77010	MASTER SERVICES AGREEMENT	$0.00

NAVIGATORS INSURANCE COMPANY ADMINISTRATIVE OFFICE 11680 GREAT OAKS WAY, SUITE 500 ALPHARETTA, GA 30022	INSURANCE AGREEMENT POLICY NO.- NY11DOL300382IV POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

NEW HORIZONS 1 W ELM ST, STE 125 CONSHOHOCKEN, PA 19428	SOFTWARE LICENSE AND SERVICE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

ORRICK, HERRINGTON & SUTCLIFFE LLP ATTN: CHRISTOPHER J. MOORE 666 FIFTH AVENUE NEW YORK, NY 10103-0001	ENGAGEMENT AGREEMENT	$0.00

PACIFIC GAS & ELECTRIC COMPANY, SOUTHERN CALIFORNIA EDISON COMPANY, SAN DIEGO GAS & ELECTRIC COMPANY, THE CALIFORNIA DEPARTMENT OF WATER RESOURCES ELECTRIC POWER FUND, THE CALIFORNIA ELECTRICITY OVERSIGHT BOARD, THE CALIFORNIA PUBLIC UTILITIES COMMISSION, THE FEDERAL ENERGY REGULATION COMMISSION OFFICE OF MARKET OVERSIGHT AND INVESTIGATIONS, DYNEGY POWER MARKETING INC., NRG ENERGY, INC., WEST COAST POWER, LLC AND ITS SUBSIDIARIES(1)	SETTLEMENT AND RELEASE OF CLAIMS AGREEMENT	$0.00

PEPPER HAMILTON LLP ATTN: MARC D. MACHLIN HAMILTON SQUARE 600 FOURTEENTH STREET, N.W. WASHINGTON, DC 20005-2004	ENGAGEMENT AGREEMENT	$0.00

PETTIT KOHN INGRASSIA & LUTZ ATTN: JENNIFER N. LUTZ 11622 EL CAMINO REAL, SUITE 300 SAN DIEGO, CA 92130	ENGAGEMENT AGREEMENT	$0.00

PIERCE ATWOOD LLP ATTN: PHILIP F.W. AHRENS, ESQ. ONE MONUMENT SQUARE PORTLAND, ME 04101	ENGAGEMENT AGREEMENT	$0.00

(1)                                 Each of the parties to the Settlement and Release of Claims Agreement will be provided notice at the addresses set forth in, and in accordance with the notice provisions of, Section 13.2 of the Settlement and Release of Claims Agreement.

Contract Counterparty	Contract Name/Description	Cure Amount

PILLSBURY WINTHROP SHAW PITTMAN LLP ATTN: MICHAEL J. KASS 50 FREMONT STREET SAN FRANCISCO, CA 94105-2228	ENGAGEMENT AGREEMENT	$0.00

PIMCO FUNDS BFDS MIDWEST P.O. BOX 219024 KANSAS CITY, MO 64121-9024	INSTITUTIONAL CLIENT INVESTMENT MANAGMENT AGREEMENT	$0.00

PRICEWATERHOUSECOOPERS LLP ATTN: MARK ALLAN SMITH, PRINCIPAL 1201 LOUISIANA ST., SUITE 2900 HOUSTON, TX 77002-5678	ENGAGEMENT AGREEMENT	$0.00

PRUDENTIAL INSURANCE CO. OF AMERICA PRUDENTIAL GROUP LIFE CLAIM DIVISION P.O. BOX 8517 PHILADELPHIA, PA 19176	INSURANCE AGREEMENT GROUP POLICY NO. 42151-TX	$0.00

REUTERS AMERICA INC. 717 OFFICE PARKWAT SAINT LOUIS, MO 63141-7104	MASTER SERVICES AGREEMENT	$0.00

RICHARDS LAYTON & FINGER ATTN: ALLEN M. TERRELL JR. ONE RODNEY SQUARE 920 NORTH KING STREET WILMINGTON, DE 19801	ENGAGEMENT AGREEMENT	$0.00

RIZZO & KELLEY ATTN: EUGENE J. RIZZO 272 MILL STREET POUGHKEEPSIE, NY 12601	ENGAGEMENT AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

RSUI INDEMNITY COMPANY ATTN: STEPHEN J. BERARDI, REGIONAL MARKETING DIRECTOR 300 WINDSOR STREET HARTFORD, CT 06120	INSURANCE AGREEMENT POLICY NO.- NHS639470 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

RSUI INDEMNITY COMPANY ATTN: STEPHEN J. BERARDI, REGIONAL MARKETING DIRECTOR 300 WINDSOR STREET HARTFORD, CT 06120	INSURANCE AGREEMENT POLICY NO.- NHS637504 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

SCHIFF HARDING LLP ATTN: BARRY HYMAN 6600 SEARS TOWER 233 SOUTH WACKER DRIVE CHICAGO, IL 60606-6473	ENGAGEMENT AGREEMENT	$0.00

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP ATTN: MIKE NAEVE 1400 NEW YORK AVENUE, N.W. WASHINGTON, DC 20005-2111	ENGAGEMENT AGREEMENT	$0.00

STARR SURPLUS LINES INSURANCE COMPANY ATTN: WILLIAM MCBURNIE 399 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10022	INSURANCE AGREEMENT POLICY NO.- SLSLXNR03017612 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

STATE STREET GLOBAL ADVISORS, A DIVISION OF STATE STREET BANK AND TRUST COMPANY ATTN: SR. PRINCIPAL ONE INTERNATIONAL PLACE BOSTON, MA 02110	INVESTMENT MANAGMENT AGREEMENT	$0.00

STOEL RIVES 600 UNIVERSITY ST., #3600 SEATTLE, WA 98101	ENGAGEMENT AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

SWISS RE INTERNATIONAL SE ATTN: ANDREA FAEH MYTHENQUAI 50/60 ZURICH, 8022 SWITZERLAND	INSURANCE AGREEMENT POLICY NO.- PP1103778 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

SYNDICATE AUW 609 ROOM 790, LLOYDS, 1 LIME STREET LONDON, EC3M 7DQ UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103782 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

TEXAS TOWER LIMITED ATTN: RAFIC A. BRIZRI 600 TRAVIS STREET, SUITE B.009 HOUSTON, TX 77002	SUBORDINATION NONDISTURBANCE AND ATTORNMENT AGREEMENT	$0.00

TEXAS TOWER LIMITED ATTN: PROPERTY MANAGER 600 TRAVIS STREET, SUITE B.009 HOUSTON, TX 77002	JPMORGAN CHASE CENTER LEASE AGREEMENT	$0.00

THE ARBOR GROUP, INC. ATTN: STEVEN SLOANE, PRESIDENT 101 S. OCEAN DRIVE, SUITE 604 DEERFIELD, FL 33441	SERVICE AGREEMENT	$0.00

THE BANK OF NEW YORK MELLON ATTN: CORPORATE TRUST ADMINISTRATION 101 BARCLAY STREET 8TH WEST NEW YORK, NY 10286	CONTROL AGREEMENT	$0.00

THE NORTHERN TRUST COMPANY ATTN: MARK PARTIPILO REORG DEPT CIN 801 SOUTH CANAL CHICAGO, IL 60607	MASTER RETIREMENT TRUST AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

THE TALENCE GROUP, LP ATTN: DOUG HUBBARD, PRESIDENT OF THE E.P TG HOLDINGS, INC. 808 TRAVIS, SUITE 1550 HOUSTON, TX 77002	SERVICE AGREEMENT	$0.00

THE TRAVELERS INDEMNITY COMPANY ATTN: STEPHEN BERARDI 300 WINDSOR STREET HARTFORD, CT 06120	INSURANCE AGREEMENT POLICY NO.- TC2JUB100D411912 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

THE TRAVELERS INDEMNITY COMPANY ATTN: STEPHEN BERARDI 300 WINDSOR STREET HARTFORD, CT 06120	INSURANCE AGREEMENT POLICY NO.- TC2JCAP100D3252 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

THE TRAVELERS INDEMNITY COMPANY ATTN: STEPHEN J. BERARDI, REGIONAL MARKETING DIRECTOR 300 WINDSOR STREET HARTFORD, CT 06120	INSURANCE AGREEMENT POLICY NUMBERS TCPJCAP-100D3252-11; TC2JUB-100D4119-11; TRKUB-100D4120-11; TC2JCAP-101D0439-11; TC2OUB-101D0440-11; TCSSC-240T6973-11	$0.00

THE TRAVELERS INDEMNITY COMPANY ATTN: STEPHEN BERARDI 300 WINDSOR STREET HARTFORD, CT 06120	INSURANCE AGREEMENT POLICY NO.- TRKUB100D412012 POLICY COVERAGE PERIOD: 06/01/12 - 06/01/13	$0.00

THE VANGUARD GROUP, INC. ATTN: RELATIONSHIP MANAGER PLAN # 050589 100 VANGUARD BLVD. MALVERN, PA 19355	FEE AGREEMENT	$0.00

THE VANGUARD GROUP, INC. ATTN: RELATIONSHIP MANAGER PLAN # 050589 100 VANGUARD BLVD. MALVERN, PA 19355	SERVICE AGREEMENT	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

THOMPSON COBURN ATTN: KURT REITZ 525 WEST MAIN STREET BELLEVILLE, IL 62220	ENGAGEMENT AGREEMENT	$0.00

THOMSON REUTERS (MARKETS) LLC 3 TIMES SQUARE NEW YORK, NY 10036	SERVICE AGREEMENT	$0.00

TIETZ LAW OFFICE ATTN: CHRISTOPHER M. TIETZ 236 NORTH WATER, SUITE 401 DECATUR, IL 62525	ENGAGEMENT AGREEMENT	$0.00

TORUS INSURANCE ATTN: LOUIS SCOTT 88 LEADENHALL STREET LONDON, EC3A 3BP UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP0802984 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

TOWERS WATSON 1221 MCKINNEY STREET, SUITE 2600 HOUSTON, TX 77010	RETIREMENT CONSULTING SERVICES	$0.00

TRAVELERS CASUALTY & SURETY COMPANY TRAVELERS BOND & FINANCIAL PRODUCTS CLAIM 385 WASHINGTON ST., MAIL CODE 9275-NB03F ST PAUL, MN 55102	INSURANCE AGREEMENT POLICY NO.- 105697908 POLICY COVERAGE PERIOD: 11/01/11 - 11/01/12	$0.00

TRAVELERS CASUALTY & SURETY COMPANY TRAVELERS BOND & FINANCIAL PRODUCTS CLAIM 385 WASHINGTON ST., MAIL CODE 9275-NB03F ST PAUL, MN 55102	INSURANCE AGREEMENT POLICY NO.- 105698630 POLICY COVERAGE PERIOD: 11/01/11 - 11/01/12	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

TRAVELERS SYNDICATE TRV 5000 EXCHEQUER COURT, 33 ST. MARY AXE LONDON, EC3A 8AA UNITED KINGDOM	INSURANCE AGREEMENT POLICY NO.- PP1103811/ PP1103778/ PP1103772 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

U.S. SECURITY ASSOCIATES, INC. 200 MANSELL COURT, SUITE 500 ROSWELL, GA 30076	SERVICE AGREEMENT	$0.00

UNDERWRITERS MARINE SERVICES, INC. ATTN: BARBARA A. MECHE 3300 S. GESSNER DRIVE, SUITE 211 HOUSTON, TX 77063-5139	INSURANCE AGREEMENT POLICY NO.- UMS-2100876-12 POLICY COVERAGE PERIOD: 7/7/12 - 7/7/13	$0.00

UNDERWRITERS MARINE SERVICES, INC. ATTN: BARBARA A. MECHE 3300 S. GESSNER DRIVE, SUITE 211 HOUSTON, TX 77063-5139	INSURANCE AGREEMENT POLICY NO.- UMS-2100875-12 POLICY COVERAGE PERIOD: 7/7/12 - 7/7/13	$0.00

US SPECIALTY INSURANCE COMPANY ATTN: MAGDA NASKIDASHVILI 37 RADIO CIRCLE DR. MOUNT KISCO, NY 10549	INSURANCE AGREEMENT POLICY NO.- U712-85119 POLICY COVERAGE PERIOD: 03/04/12 - 03/04/15	$0.00

US SPECIALTY INSURANCE COMPANY 37 RADIO CIRCLE DR. MOUNT KISCO, NY 10549	INSURANCE AGREEMENT POLICY NO.- 14-MGU-10-A21623 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

US SPECIALTY INSURANCE COMPANY 37 RADIO CIRCLE DR. MOUNT KISCO, NY 10549	INSURANCE AGREEMENT POLICY NO.- 14-MGU-11-A24098 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

US SPECIALTY INSURANCE COMPANY 37 RADIO CIRCLE DR. MOUNT KISCO, NY 10549	INSURANCE AGREEMENT POLICY NO.- 14-MGU11-A24099 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

US SPECIALTY INSURANCE COMPNAY 37 RADIO CIRCLE DR. MOUNT KISCO, NY 10549	INSURANCE AGREEMENT POLICY NO.- 14-MGU-10-A21624 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

VANGUARD P.O. BOX 519 EAST LYME, CT 06333	401(k) SERVICE AGREEMENT	$0.00

VANGUARD FIDUCIARY TRUST COMPANY 100 VANGUARD BOLULEVARD MALVERN, PA 19301	MASTER TRUST AGREEMENT MAINTAINING THE DYNEGY, INC. 401(K) SAVINGS PLAN AND ALL OTHERS PLANS	$0.00

VISION SERVICE PLAN INSURANCE COMPANY ATTN: GARY BROOKS, SENIOR VICE PRESIDENT, OPERATIONS 3333 QUALITY DRIVE RANCHO CORDOVA, CA 95670	GROUP VISION SERVICES AGREEMENT POLICY NO.- 12155245	$0.00

VORYS SATER SEYMOUR AND PEASE 52 EAST GAY STREET COLUMBUS, OH 43215	ENGAGEMENT AGREEMENT AND ADDENDUM THERETO	$0.00

WALTER SCOTT & PARTNERS ONE CHARLOTTE SQUARE EDINBURGH, EH2 4DR UNITED KINGDOM	INVESTMENT MANAGEMENT AGREEMENT	$0.00

WESTCHESTER FIRE INSURANCE COMPANY ATTN: ASSISTANT VICE PRESIDENT 5420 LBJ FREEWAY, SUITE 1310 DALLAS, TX 75240	INSURANCE AGREEMENT POLICY NO.- G2407352A002 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

XEROX P.O. BOX 7405 PASADENA, CA 91109-7405	LEASE AGREEMENT (NEWBURGH)	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

XEROX P.O. BOX 7405 PASADENA, CA 91109-7405	SALES AND MANAGEMENT AGREEMENT	$0.00

XEROX P.O. BOX 7405 PASADENA, CA 91109-7405	LEASE AGREEMENT (ROSETON/DANSKAMMER)	$0.00

XL INSURANCE AMERICA INC. ATTN: GARY H. COX 5018 BRISTOL INDUSTRIAL WAY, SUITE 203 BUFORD, GA 30518	INSURANCE AGREEMENT POLICY NO.- US00052724PR12A POLICY COVERAGE PERIOD: 03/10/2012 - 03/10/2013	$0.00

XL SPECIALTY INSURANCE COMPANY XL PROFESSIONAL 100 CONSTITUTION PLAZA, 17TH FLOOR HARTFORD, CT 06103	INSURANCE AGREEMENT POLICY NO.- ELU117356-10 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

XL SPECIALTY INSURANCE COMPANY XL PROFESSIONAL 100 CONSTITUTION PLAZA, 17TH FLOOR HARTFORD, CT 06103	INSURANCE AGREEMENT POLICY NO.- ELU121751-11 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

XL SPECIALTY INSURANCE COMPANY XL PROFESSIONAL 100 CONSTITUTION PLAZA, 17TH FLOOR HARTFORD, CT 06103	INSURANCE AGREEMENT POLICY NO.- ELU121750-11 POLICY COVERAGE PERIOD: 06/15/12 - 12/15/12	$0.00

XL SPECIALTY INSURANCE COMPANY XL PROFESSIONAL 100 CONSTITUTION PLAZA, 17TH FLOOR HARTFORD, CT 06103	INSURANCE AGREEMENT POLICY NO.- ELU117355-10 POLICY COVERAGE PERIOD: 06/01/10- 06/15/17	$0.00

Contract Counterparty	Contract Name/Description	Cure Amount

ZURICH AMERICAN INSURANCE COMPANY ATTN: CECILIA FREEDMAN 2000 WEST SAM HOUSTON KWY. S. SUITE 1300 HOUSTON, TX 77042-3622	INSURANCE AGREEMENT POLICY NO.- JLWM4050, JLWM4055, JLWM4056 POLICY COVERAGE PERIOD: 09/14/11 - 03/14/13	$0.00

ZURICH AMERICAN INSURANCE COMPANY 2000 WEST SAM HOUSTON KWY. S. SUITE 1300 HOUSTON, TX 77042-3622	INSURANCE AGREEMENT POLICY NO.- DOC 9487290 00 POLICY COVERAGE PERIOD: 06/15/11 - 12/16/12	$0.00

ZURICH AMERICAN INSURANCE COMPANY 2000 WEST SAM HOUSTON KWY. S. SUITE 1300 HOUSTON, TX 77042-3622	INSURANCE AGREEMENT POLICY NO.- DOC 9266552 00 POLICY COVERAGE PERIOD: 06/01/10 - 06/15/17	$0.00

ZURICH AMERICAN INSURANCE COMPANY 2000 WEST SAM HOUSTON KWY. S. SUITE 1300 HOUSTON, TX 77042-3622	INSURANCE AGREEMENT POLICY NO.- DOC 6542240 01 POLICY COVERAGE PERIOD: 06/01/10 - 06/15/17	$0.00

ZURICH INSURANCE COMPANY ATTN: BETHINA LINDE, CORPORATE LEGAL ADVISER MYTHENQUAI ZURICH, 28002 SWITZERLAND	TRADEMARK AGREEMENT	$0.00